CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer of Madison Harbor Balanced Strategies, Inc. (the “Fund”), with respect to the Fund’s Form N-CSR for the year ended March 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

June 8, 2015

/s/ Edward M. Casal Edward M. Casal Chief Executive Officer of Madison Harbor Balanced Strategies, Inc.

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Madison Harbor Balanced Strategies, Inc. (the “Fund”), with respect to the Fund’s Form N-CSR for the year ended March 31, 2015 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

June 8, 2015

/s/ Michael Fortier Michael Fortier Chief Financial Officer of Madison Harbor Balanced Strategies, Inc.